This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation

RAMP 2004-RZ2                                                    BANK OF AMERICA


BOND CLASS: AF-2
--------------------------------------------------------------------------------
Settle Date          Run To   First Accrual Date  Next Pay Date  Actual Delay
--------------------------------------------------------------------------------
 6/29/2004            Call         6/1/2004         7/25/2004         24
--------------------------------------------------------------------------------
 Beginning        Interest Type   Index Type         Coupon     Accrued Interest
  Balance
--------------------------------------------------------------------------------
 29,500,000           Fixed           -               3.36         77,093.33
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                0 PPC         25 PPC        50 PPC         75 PPC        100 PPC        125 PPC     150 PPC
------------------------------------------------------------------------------------------------------------------------------
   99.37500     3.41           3.45          3.50           3.55           3.59           3.64          3.69
------------                                                                                                      ------------
   99.50000     3.40           3.43          3.46           3.50           3.53           3.56          3.59
------------                                                                                                      ------------
   99.62500     3.39           3.41          3.43           3.45           3.46           3.48          3.50
------------                                                                                                      ------------
   99.75000     3.39           3.39          3.39           3.39           3.40           3.40          3.40
------------                                                                                                      ------------
   99.87500     3.38           3.37          3.36           3.34           3.33           3.32          3.31
------------                                                                                                      ------------
  100.00000     3.37           3.35          3.32           3.29           3.27           3.24          3.22
------------                                                                                                      ------------
  100.12500     3.36           3.33          3.28           3.24           3.20           3.16          3.12
------------                                                                                                      ------------
  100.25000     3.35           3.31          3.25           3.19           3.14           3.08          3.03
------------                                                                                                      ------------
  100.37500     3.34           3.29          3.21           3.14           3.07           3.00          2.94
------------                                                                                                      ------------
  100.50000     3.34           3.27          3.18           3.09           3.01           2.92          2.84
------------                                                                                                      ------------
  100.62500     3.33           3.25          3.14           3.04           2.94           2.84          2.75
------------------------------------------------------------------------------------------------------------------------------
        Wal     21.21          7.30          3.81           2.60           2.00           1.63          1.38
------------------------------------------------------------------------------------------------------------------------------
    MOD DUR     14.94          6.37          3.52           2.45           1.90           1.56          1.33
------------------------------------------------------------------------------------------------------------------------------
PRIN BEG DT   5/25/2024     6/25/2010      9/25/2007     9/25/2006      3/25/2006      11/25/2005     9/25/2005
------------------------------------------------------------------------------------------------------------------------------
PRIN END DT  12/25/2026     5/25/2013     11/25/2008     6/25/2007      9/25/2006      4/25/2006      1/25/2006
------------------------------------------------------------------------------------------------------------------------------
   PRIN WIN      32             36            15             10             7              6              5
------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation

2004-RZ2                                                         BANK OF AMERICA



CLASS A-I-5 BREAK
-----------------
2.04 CDR
6.58% Cum Loss



      ASSUMPTIONS
---------------------
-  FGIC has defaulted
-  9m Lag
-  100% Severity
-  Fwd LIBOR
-  Run to Maturity

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

RAMP 2004-RZ2 BANC OF AMERICA SECURITIES ALL INFORMATION IS PRELIMINARY AND SUBJECT TO CHANGE




FIXED RATE EXCESS SPREAD
------------------------

                   STATIC   FORWARD  FORWARD    FORWARD                                 STATIC  FORWARD   FORWARD    FORWARD
------------------------------------------------------------------------------------------------------------------------------------
 Period  Paydate  XS Spread XS Spread 1m LIBOR   12m LIBOR           Period   Paydate  XS Spread XS Spread 1m LIBOR  12m LIBOR
   1     7/25/2004   251      251      1.13       2.15                 51     9/25/2008  198      198       5.51       5.91
   2     8/25/2004   250      242      1.35       2.35                 52     10/25/2008 198      198       5.55       5.94
   3     9/25/2004   256      240      1.59       2.52                 53     11/25/2008 197      197       5.60       5.96
   4     10/25/2004  261      240      1.76       2.66                 54     12/25/2008 197      197       5.64       5.98
   5     11/25/2004  264      236      1.93       2.80                 55     1/25/2009  196      196       5.68       6.00
   6     12/25/2004  268      234      2.18       2.95                 56     2/25/2009  195      195       5.73       6.02
   7     1/25/2005   268      231      2.26       3.07                 57     3/25/2009  195      195       5.77       6.03
   8     2/25/2005   269      228      2.44       3.22                 58     4/25/2009  194      194       5.81       6.05
   9     3/25/2005   272      232      2.65       3.35                 59     5/25/2009  193      193       5.84       6.06
   10    4/25/2005   267      224      2.71       3.46                 60     6/25/2009  193      193       5.89       6.08
   11    5/25/2005   266      223      2.89       3.59                 61     7/25/2009  192      192       5.72       6.10
   12    6/25/2005   263      217      3.13       3.72                 62     8/25/2009  191      191       5.75       6.11
   13    7/25/2005   261      222      3.05       3.83                 63     9/25/2009  191      191       5.79       6.13
   14    8/25/2005   257      218      3.18       3.93                 64     10/25/2009 190      190       5.82       6.14
   15    9/25/2005   253      218      3.32       4.03                 65     11/25/2009 189      189       5.85       6.16
   16    10/25/2005  250      220      3.44       4.12                 66     12/25/2009 188      188       5.88       6.17
   17    11/25/2005  245      218      3.57       4.21                 67     1/25/2010  188      188       5.91       6.18
   18    12/25/2005  241      220      3.70       4.29                 68     2/25/2010  187      187       5.94       6.19
   19    1/25/2006   236      219      3.83       4.37                 69     3/25/2010  186      186       5.97       6.20
   20    2/25/2006   230      220      3.96       4.45                 70     4/25/2010  185      185       6.00       6.21
   21    3/25/2006   225      222      4.07       4.52                 71     5/25/2010  184      184       6.02       6.22
   22    4/25/2006   220      220      4.19       4.59                 72     6/25/2010  183      183       6.05       6.23
   23    5/25/2006   220      220      4.32       4.66                 73     7/25/2010  182      182       5.94       6.25
   24    6/25/2006   218      218      4.43       4.72                 74     8/25/2010  182      182       5.96       6.26
   25    7/25/2006   249      249      4.22       4.78                 75     9/25/2010  181      181       5.99       6.28
   26    8/25/2006   246      246      4.31       4.84                 76     10/25/2010 180      180       6.01       6.29
   27    9/25/2006   243      243      4.41       4.90                 77     11/25/2010 179      179       6.03       6.30
   28    10/25/2006  240      240      4.50       4.96                 78     12/25/2010 178      178       6.05       6.32
   29    11/25/2006  238      238      4.60       5.03                 79     1/25/2011  177      177       6.07       6.33
   30    12/25/2006  237      237      4.68       5.08                 80     2/25/2011  176      176       6.09       6.34
   31    1/25/2007   235      235      4.77       5.13                 81     3/25/2011  176      176       6.11       6.35
   32    2/25/2007   234      234      4.85       5.18                 82     4/25/2011  176      176       6.13       6.36
   33    3/25/2007   232      232      4.93       5.23                 83     5/25/2011  176      176       6.15       6.37
   34    4/25/2007   230      230      5.02       5.27                 84     6/25/2011  176      176       6.17       6.22
   35    5/25/2007   228      228      5.10       5.32                 85     7/25/2011  177      177       6.10       6.22
   36    6/25/2007   226      226      5.18       5.36                 86     8/25/2011  176      176       6.10       6.22
   37    7/25/2007   223      223      4.93       5.40                 87     9/25/2011  176      176       6.10       6.22
   38    8/25/2007   221      221      5.00       5.45                 88     10/25/2011 176      176       6.10       6.22
   39    9/25/2007   219      219      5.06       5.48                 89     11/25/2011 176      176       6.10       6.22
   40    10/25/2007  217      217      5.12       5.53                 90     12/25/2011 175      175       6.10       6.22
   41    11/25/2007  215      215      5.19       5.56                 91     1/25/2012  175      175       6.10       6.22
   42    12/25/2007  213      213      5.24       5.60
   43    1/25/2008   211      211      5.30       5.64
   44    2/25/2008   209      209      5.36       5.73
   45    3/25/2008   206      206      5.42       5.76
   46    4/25/2008   204      204      5.48       5.79
   47    5/25/2008   202      202      5.53       5.81
   48    6/25/2008   200      200      5.59       5.84
   49    7/25/2008   200      200      5.42       5.87
   50    8/25/2008   199      199      5.46       5.89
------------------------------------------------------------------------------------------------------------------------------------

Run at the Pricing Speed

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

RAMP 2004-RZ2 BANC OF AMERICA SECURITIES All Information is Preliminary and Subject to Change



ADJUSTABLE RATE EXCESS SPREAD
-----------------------------

                   Static   Forward  Forward    Forward                                 Static  Forward   Forward    Forward
------------------------------------------------------------------------------------------------------------------------------------
 Period  Paydate  XS Spread XS Spread 1m LIBOR  12m LIBOR            Period   Paydate  XS Spread XS Spread 1m LIBOR  12m LIBOR
   1     7/25/2004   537      537      1.13       2.15                 51     9/25/2008  481      410       5.51       5.91
   2     8/25/2004   514      491      1.35       2.35                 52     10/25/2008 485      425       5.55       5.94
   3     9/25/2004   514      466      1.59       2.52                 53     11/25/2008 481      402       5.60       5.96
   4     10/25/2004  519      456      1.76       2.66                 54     12/25/2008 485      416       5.64       5.98
   5     11/25/2004  514      431      1.93       2.80                 55     1/25/2009  481      393       5.68       6.00
   6     12/25/2004  519      414      2.18       2.95                 56     2/25/2009  481      388       5.73       6.02
   7     1/25/2005   514      397      2.26       3.07                 57     3/25/2009  494      443       5.77       6.03
   8     2/25/2005   515      380      2.44       3.22                 58     4/25/2009  481      381       5.81       6.05
   9     3/25/2005   529      388      2.65       3.35                 59     5/25/2009  485      422       5.84       6.06
   10    4/25/2005   516      354      2.71       3.46                 60     6/25/2009  481      398       5.89       6.08
   11    5/25/2005   521      347      2.89       3.59                 61     7/25/2009  485      433       5.72       6.10
   12    6/25/2005   517      314      3.13       3.72                 62     8/25/2009  481      411       5.75       6.11
   13    7/25/2005   522      334      3.05       3.83                 63     9/25/2009  481      408       5.79       6.13
   14    8/25/2005   518      310      3.18       3.93                 64     10/25/2009 485      424       5.82       6.14
   15    9/25/2005   518      297      3.32       4.03                 65     11/25/2009 481      401       5.85       6.16
   16    10/25/2005  522      297      3.44       4.12                 66     12/25/2009 485      418       5.88       6.17
   17    11/25/2005  518      272      3.57       4.21                 67     1/25/2010  481      395       5.91       6.18
   18    12/25/2005  523      272      3.70       4.29                 68     2/25/2010  481      392       5.94       6.19
   19    1/25/2006   518      247      3.83       4.37                 69     3/25/2010  494      450       5.97       6.20
   20    2/25/2006   518      234      3.96       4.45                 70     4/25/2010  481      388       6.00       6.21
   21    3/25/2006   532      265      4.07       4.52                 71     5/25/2010  486      422       6.02       6.22
   22    4/25/2006   519      212      4.19       4.59                 72     6/25/2010  481      400       6.05       6.23
   23    5/25/2006   513      318      4.32       4.66                 73     7/25/2010  486      431       5.94       6.25
   24    6/25/2006   509      293      4.43       4.72                 74     8/25/2010  482      410       5.96       6.26
   25    7/25/2006   513      329      4.22       4.78                 75     9/25/2010  482      408       5.99       6.28
   26    8/25/2006   509      305      4.31       4.84                 76     10/25/2010 487      427       6.01       6.29
   27    9/25/2006   509      296      4.41       4.90                 77     11/25/2010 482      406       6.03       6.30
   28    10/25/2006  514      303      4.50       4.96                 78     12/25/2010 487      425       6.05       6.32
   29    11/25/2006  510      278      4.60       5.03                 79     1/25/2011  483      404       6.07       6.33
   30    12/25/2006  514      287      4.68       5.08
   31    1/25/2007   510      263      4.77       5.13
   32    2/25/2007   509      252      4.85       5.18
   33    3/25/2007   523      295      4.93       5.23
   34    4/25/2007   509      236      5.02       5.27
   35    5/25/2007   485      392      5.10       5.32
   36    6/25/2007   481      367      5.18       5.36
   37    7/25/2007   485      409      4.93       5.40
   38    8/25/2007   481      386      5.00       5.45
   39    9/25/2007   481      380      5.06       5.48
   40    10/25/2007  485      390      5.12       5.53
   41    11/25/2007  481      367      5.19       5.56
   42    12/25/2007  485      379      5.24       5.60
   43    1/25/2008   481      355      5.30       5.64
   44    2/25/2008   481      349      5.36       5.73
   45    3/25/2008   490      380      5.42       5.76
   46    4/25/2008   481      338      5.48       5.79
   47    5/25/2008   485      426      5.53       5.81
   48    6/25/2008   481      402      5.59       5.84
   49    7/25/2008   485      438      5.42       5.87
   50    8/25/2008   481      415      5.46       5.89
------------------------------------------------------------------------------------------------------------------------------------

Run at the Pricing Speed

RAMP SERIES 2004-RZ2 TRUST                       BANC OF AMERICA SECURITIES, LLC


BOND CLASS: A-IO
PRICE = 3.40685%
MOD DURATION = 0.74

                       69 CPR    69.6 CPR   69.7 CPR   71.2 CPR   71.3 CPR
                  ------------------------------------------------------------
            YIELD      3.000       3.000     0.925      0.925      -1.380
PMT WINDOW (MONTHS)      24         24         23         23         22



              PERIOD   PAYMENT DATE   A-IO NOTIONAL AMOUNTCOUPON
                   1    7/25/2004          90,000,000     3.50%
                   2    8/25/2004          83,000,000     3.50%
                   3    9/25/2004          83,000,000     3.50%
                   4    10/25/2004         83,000,000     3.50%
                   5    11/25/2004         78,000,000     3.50%
                   6    12/25/2004         72,000,000     3.50%
                   7    1/25/2005          67,000,000     3.50%
                   8    2/25/2005          62,000,000     3.50%
                   9    3/25/2005          57,000,000     3.50%
                  10    4/25/2005          53,000,000     3.50%
                  11    5/25/2005          49,000,000     3.50%
                  12    6/25/2005          45,000,000     3.50%
                  13    7/25/2005          42,000,000     3.50%
                  14    8/25/2005          39,000,000     3.50%
                  15    9/25/2005          36,000,000     3.50%
                  16    10/25/2005         33,000,000     3.50%
                  17    11/25/2005         31,000,000     3.50%
                  18    12/25/2005         28,000,000     3.50%
                  19    1/25/2006          26,000,000     3.50%
                  20    2/25/2006          24,000,000     3.50%
                  21    3/25/2006          22,000,000     3.50%
                  22    4/25/2006          21,000,000     3.50%
                  23    5/25/2006          19,000,000     3.50%
                  24    6/25/2006          18,000,000     3.50%
                  25    7/25/2006                   0     0.00%


BANC OF AMERICA  SECURITIES,  LLC
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

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